OTHER (EXPENSE) INCOME, NET - Components of Other (Expense) Income (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Other Income and Expenses [Abstract]
Foreign currency loss	$ (6,618)	$ (4,001)	$ (4,659)
Equity income	2,579	409	0
Other miscellaneous income (expense)	3,073	629	(652)
Total other (expense) income, net	$ (966)	$ (2,963)	$ (5,311)